SELECTHLIFE III

A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
issued by
ReliaStar Life Insurance Company
and its
SelectHLife Variable Account

Supplement dated August 26, 2003, to the Prospectus dated May 1, 2001, as amended December 17, 2001, October 8, 2002, and May 29, 2003

This supplement amends certain information contained in the prospectus dated May 1, 2001. Please read it carefully and keep it with your prospectus for future reference.
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The "The Funds" section on page 11 of the prospectus is hereby deleted and replaced with the following:

The Funds	You can instruct ReliaStar to place your Net Premium in, or transfer to, any of the available investment portfolios.

The first paragraph of the "Investments of the Variable Account" section is hereby deleted and replaced with the following:

There are currently 37 Funds available under the Variable Account that are offered through this prospectus. You also should read the Funds' prospectuses for more detailed information, particularly because several of the Funds and portfolios may have objectives that are quite similar. Please call 1-877-886-5050 to request a Fund's prospectus. There is no assurance that any Fund will achieve its investment objective(s).

The first paragraph of the "Investment Limits" subsection is hereby deleted and replaced with the following:

The Variable Account currently consists of 37 investment options.

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